POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

              ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor) and Allstate Life of New York Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                            April 21, 2000
                            --------------
                            Date

                            /s/ Samuel H. Pilch
                            -------------------
                            Samuel H. Pilch
                            Controller, and Principal Accounting Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

              ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

         Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor) and Allstate Life of New York Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     April 21, 2000
                                                     ----------------
                                                     Date

                                                     /s/ Marla G. Friedman
                                                     ---------------------
                                                     Marla G. Friedman
                                                     Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

              ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

         Know all men by these presents that Vincent A. Fusco, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor) and Allstate Life of New York Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                April 21, 2000
                                ----------------------------
                                Date

                                /s/ Vincent A. Fusco
                                --------------------
                                Vincent A. Fusco
                                Director and Chief Operations Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

              ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

         Know all men by these presents that Kenneth R. O'Brien, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York (Depositor) and Allstate Life of New York Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                   April 21, 2000
                                   --------------
                                   Date

                                   /s/ Kenneth R. O'Brien
                                   Kenneth R. O'Brien
                                   Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

              ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

         Know all men by these presents that Leonard G. Sherman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York (Depositor) and Allstate Life of New York Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                   April 21, 2000
                                   ---------------------------
                                   Date

                                   /s/ Leonard G. Sherman
                                   ----------------------
                                   Leonard G. Sherman
                                   Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

              ALSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

         Know all men by these presents that Patricia W. Wilson, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor) and Allstate Life of New York Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     April 21, 2000
                                                     ------------------------
                                                     Date

                                                     /s/ Patricia W. Wilson
                                                     ----------------------
                                                     Patricia W. Wilson
                                                     Director